Exhibit 23.2



                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Carolina First Bancshares, Inc.

We consent to the use of our report incorporated herein by reference.

                                            /s/ KPMG LLP

Charlotte, North Carolina
May 12, 1999